MEMORANDUM OF AGREEMENT

MEMORANDUM OF AGREEMENT between Advaxis, Inc., a Delaware corporation (the "Company") and CAMHZN Master LDC a Cayman Islands Limited Duration Company and CAMOFI Master LDC, a Cayman Islands Limited Duration Company (the "Purchasers") made this 17th day of October, 2007.

WHEREAS: On the date hereof, pursuant to a Securities Purchase Agreement, Advaxis, Inc. ("Registrant") has raised $7,384,235.10 in a private placement transaction. Registrant sold Units of its Common Stock and warrants to purchase its Common Stock to 58 accredited investors at a price of $0.15 per Unit. Each Unit consisted of one share of its Common Stock and one five-year warrant to purchase three quarters of a share of Common Stock at an exercise price of $0.20 per share (the "$0.20 Warrants"). An aggregate of (i) 49,228,334 shares of Registrant's Common Stock and (ii) 36,921,250 $0.20 Warrants were sold 9the "Private Placement Transaction"); and

WHEREAS: The Purchasers wish to purchase and the Company wishes to sell an aggregate of 10,000,000 shares of Common Stock, 10,000,000 $0.20 warrants, and 3,333,333 warrants exercisable for $0.001 per share,and the Company will sell such securities to Purchaser, concurrent with sales pursuant to the Securities Purchase Agreement.

NOW, THEREFORE, The Company and the Purchasers agree as follows:

Concurrent with the closing of the private placement, Registrant is hereby selling for $1,996,666.66 to the Purchasers and the Purchasers are acquiring an aggregate of (i) 10,000,000 shares of Common Stock, (ii) 10,000,000 $0.20 Warrants, and (iii) 5-year warrants to purchase an additional 3,333,333 shares of Common Stock at a purchase price of $0.001/share (the "$0.001 Warrants"). Registrant and each Purchaser hereby agree that the Purchasers will be bound by and entitled to the benefits of the Securities Purchase Agreement and the related Registration Rights Agreement executed in the Private Placement Transaction and annexed hereto as Exhibits A and B, respectively, as if they had been signatories thereto. The form of the $0.001 Warrants is annexed hereto as Exhibit C.

This Memorandum Agreement, together with the transaction documents referenced above, constitute the entire agreement between the Purchasers and the Company with respect to the transactions referenced herein.

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IN WITNESS WHEREOF the parties have executed this Memorandum of Agreement this 17th day of October, 2007.

Advaxis, Inc.

By: ______________________

CAMHZN Master LDC

By: ______________________
Jeffrey M. Haas, Authorized signature

CAMOFI Master LDC

By: ______________________
Jeffrey M. Haas, Authorized signature